BLACKROCK SERIES, INC.

BlackRock International Fund

(the “Fund”)

SUPPLEMENT DATED DECEMBER 28, 2012

TO THE PROSPECTUS DATED FEBRUARY 28, 2012

Effective January 1, 2013, the Fund’s prospectus is hereby amended to provide that James Bristow, CFA, and Gareth Williams will serve as co-portfolio managers of the Fund. The following changes are made to the prospectus:

In the “Fund Overview” section, the subsection entitled “Portfolio Managers” is deleted and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
James Bristow, CFA	2007	Managing Director of BlackRock, Inc.
Gareth Williams	2011	Vice President of BlackRock, Inc.

The section in the prospectus captioned “Details About the Funds — How Each Fund Invests — About the Portfolio Management Team of International Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF INTERNATIONAL FUND
International Fund is managed by a team of investment professionals. James Bristow, CFA, and Gareth Williams are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

The section in the prospectus captioned “Management of the Funds — Portfolio Manager Information — International Fund” is deleted in its entirety and replaced with the following:

Portfolio Manager	Primary Role	Since	Title and Recent Biography
James Bristow, CFA	Jointly and primarily responsible for the day-to-day management of Master International Portfolio’s portfolio, including setting Master International Portfolio’s overall investment strategy and overseeing the management of Master International Portfolio.	2007	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009.
Gareth Williams	Jointly and primarily responsible for the day-to-day management of Master International Portfolio’s portfolio, including setting Master International Portfolio’s overall investment strategy and overseeing the management of Master International Portfolio.	2011	Vice President of BlackRock, Inc. since 2010; Associate of BlackRock, Inc. from 2008 to 2009; Analyst of BlackRock, Inc. from 2006 to 2007.

Shareholders should retain this Supplement for future reference.

PRO-13989-1212SUP